Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of A. H. Belo Corporation (the “Company”) on Form 10-K for the period ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, James M. Moroney III, Chairman of the Board, President and Chief Executive Officer of the Company, and Michael N. Lavey, Vice President/Controller of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ James M. Moroney III
James M. Moroney III
Chairman of the Board, President and Chief Executive Officer

Date:	March 5, 2015

By:	/s/ Michael N. Lavey
Michael N. Lavey
Vice President/Controller
(Principal Financial Officer)

Date:	March 5, 2015